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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 16, 2003
                                                         ----------------------

                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

               1-13437                                 43-1710906
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      (Commission File Number)                (IRS Employer Identification No.)


 27500 Riverview Center Blvd, Suite 400, Bonita Springs, FL            34134
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    (Address of Principal Executive Offices)                         (Zip Code)


                                 (239) 949-4450
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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                        SOURCE INTERLINK COMPANIES, INC.

                                   FORM 8-K/A
ITEM 9.  REGULATION FD DISCLOSURE

            On June 16, 2003, Source Interlink Companies, Inc. publicly announced its results of operations for the first fiscal quarter ended April 30, 2003. The text of the announcement is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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                                EXPLANATORY NOTE


This report has been amended for the sole purpose of providing a reconciliation of the non-GAAP measures discussed in Exhibit 99.1 to the most directly comparable GAAP measure as required by Regulation G.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2004


                                 SOURCE INTERLINK COMPANIES, INC


                                 By:             /s/ Marc Fierman
                                     ----------------------------------------
                                                   Marc Fierman
                                     Vice President and Chief Financial Officer